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                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        DECEMBER 10, 1997 (NOVEMBER 25, 1997)



                               SUIZA FOODS CORPORATION
                ------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                   1-12755                     75-2559681
    --------                   -------                     -----------
(STATE OR OTHER            (COMMISSION FILE               (IRS EMPLOYER
JURISDICTION OF                NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)


                         3811 TURTLE CREEK BLVD., SUITE 1300
                                 DALLAS, TEXAS 75219
                 ----------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                    (214) 528-0939

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On November 25, 1997, Suiza Foods Corporation (the "Registrant") completed the acquisition of Country Fresh, Inc. ("Country Fresh"). The acquisition was effected through the merger (the "Country Fresh Merger") of CF Acquisition Corp., a wholly-owned subsidiary of the Registrant ("CFAC"), with and into Country Fresh pursuant to an Agreement and Plan of Merger (the "Country Fresh Agreement"), dated as of September 18, 1997, by and among the Registrant, CFAC, and Country Fresh.

          Pursuant to the Country Fresh Agreement, each former holder of common stock, no par value, of Country Fresh ("Country Fresh Common Stock") has the right to receive, in exchange for each such share, 0.5454 shares of the common stock, par value $0.01 per share, of the Registrant ("Suiza Common Stock"), along with an amount in cash (without interest) in lieu of fractional shares of Suiza Common Stock at the rate of $40.00 per share of Suiza Common Stock. Each former holder of preferred stock, no par value, of Country Fresh has the right to receive, in exchange for each such share, one share of preferred stock, par value $0.01 per share, of the Registrant. To the extent that cash was required in order to discharge indebtedness of Country Fresh at the closing of the Country Fresh Merger, the Registrant borrowed the necessary funds under its senior credit facility with a group of banks led by First Union National Bank and First National Bank of Chicago (the "Facility").

          The consideration for the Country Fresh Merger was determined by arm's-length negotiations between representatives of the Registrant and Country Fresh based on a number of factors, as more fully disclosed in the Proxy Statement/Prospectus of Country Fresh dated October 24, 1997.

          Country Fresh's shareholders approved the Country Fresh Agreement and the Country Fresh Merger at a special meeting held on November 25, 1997. The approval of the Registrant's stockholders was not required with respect to the Country Fresh Merger.

          At the time of the Country Fresh Merger, Country Fresh and its subsidiaries owned certain plant, equipment, and other physical property devoted principally to the production of dairy products. The Registrant intends to continue to devote such acquired assets to these purposes.

          (b) On November 26, 1997, the Registrant completed the acquisition of The Morningstar Group Inc. ("Morningstar"). The acquisition was effected through the merger (the "Morningstar Merger") of SF Acquisition Corporation, a wholly-owned subsidiary of the Registrant ("SFAC"), with and into Morningstar pursuant to an Agreement and Plan of Merger (the "Morningstar Agreement"), dated as of September 28, 1997, by and among the Registrant, SFAC, and Morningstar.


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          Pursuant to the Morningstar Agreement, each former holder of common stock, par value $0.01 per share, of Morningstar ("Morningstar Common Stock") has the right to receive, in exchange for each such share, 0.85 shares of Suiza Common Stock, along with an amount in cash in lieu of fractional shares of Suiza Common Stock at the rate of $53.20 per share of Suiza Common Stock. To the extent that cash was required in order to discharge indebtedness of Morningstar at the closing of the Morningstar Merger, the Registrant borrowed the necessary funds under the Facility.

          The consideration for the Morningstar Merger was determined by arm's-length negotiations between representatives of the Registrant and Morningstar based on a number of factors, as more fully disclosed in the Joint Proxy Statement/Prospectus of the Registrant and Morningstar dated October 28, 1997.

          The Registrant's stockholders approved the issuance of shares of Suiza Common Stock pursuant to the Morningstar Agreement at a special meeting held on November 26, 1997. Such approval was required by the Registrant's listing agreement with the New York Stock Exchange. Morningstar's stockholders also approved the Morningstar Agreement and the Morningstar Merger at a special meeting held on November 26, 1997.

          At the time of the Morningstar Merger, Morningstar and its subsidiaries owned certain plant, equipment, and other physical property devoted principally to the production of dairy and related non-dairy products. The Registrant intends to continue to devote such acquired assets to these purposes.

ITEM 5.   OTHER EVENTS.

          On December 1, 1997, the Registrant issued a press release announcing the closings of the Country Fresh Merger and the Morningstar Merger, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Pursuant to General Instruction B.3. of Form 8-K, no financial statements are required in this filing because substantially the same information as that required has been previously reported by the Registrant in Form S-4 registration statements related to the Country Fresh Merger and the Morningstar Merger, which were declared effective on October 24, 1997 and October 28, 1997, respectively.

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     (b)  PRO FORMA FINANCIAL INFORMATION.

          Pursuant to General Instruction B.3. of Form 8-K, no PRO FORMA financial information is required in this filing because substantially the same information as that required has been previously reported by the Registrant in Form S-4 registration statements related to the Country Fresh Merger and the Morningstar Merger, which were declared effective on October 24, 1997 and October 28, 1997, respectively.

     (c)  EXHIBITS.

          See "Index to Exhibits."















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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 10, 1997          SUIZA FOODS CORPORATION



                                       By: /s/ Tracy L. Noll
                                          ----------------------------------
                                               Tracy L. Noll
                                               VICE PRESIDENT AND CHIEF
                                               FINANCIAL OFFICER








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                                  INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------

  2.1 Agreement and Plan of Merger, dated as of September 18, 1997, by and among the Registrant, CFAC, and Country Fresh (incorporated by reference to Appendix A to the Registrant's Registration Statement on Form S-4 (Registration No. 333-37861)).

  2.2 Agreement and Plan of Merger, dated as of September 28, 1997, by and among the Registrant, SFAC, and Morningstar (incorporated by reference to Appendix A to the Registrant's Registration Statement on Form S-4 (Registration No. 333-37869)).

  4.1 Suiza Foods Corporation Certificate of Designation of Preferences of Series A Preferred Stock.

 99.1   Press Release dated December 1, 1997.







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